Northwestern Mutual Series Fund, Inc.

International Equity Portfolio

Supplement Dated July 10, 2012

to the

Summary Prospectus for the International Equity Portfolio Dated May 1, 2012

The following information supplements the Summary Prospectus for the International Equity Portfolio of Northwestern Mutual Series Fund, Inc. dated May 1, 2012 (the “Summary Prospectus”), a copy of which you have already received. You should read this Supplement together with the Summary Prospectus. Please retain this Supplement for future reference.

Due to the unexpected death of Gary P. Motyl, Peter A. Nori replaced Mr. Motyl as co-portfolio manager for the International Equity Portfolio (“Portfolio”) effective June 20, 2012.

As a result, the summary for the Portfolio contained in the Summary Prospectus is hereby amended to replace the corresponding information in the “PORTFOLIO MANAGEMENT” section of such summary:

“Portfolio Managers: Neil Devlin, Executive Vice President of Templeton, joined Templeton in 2007 and has been co-portfolio manager of the Portfolio since September 2010.

Peter A. Nori, Executive Vice President of Templeton, joined Templeton in 1994 and has been co-managing the Portfolio since June 2012.”